InvestEd Portfolios

Supplement dated December 29, 2016 to the

InvestEd Portfolios Prospectus

dated April 29, 2016

as supplemented September 30, 2016 and October 14, 2016

Effective January 1, 2017, the following changes are made to the third paragraph of the “Your Account — Choosing a Portfolio — Potential Conflicts of Interest” section on page 54:

The words “, its financial advisors” in the second sentence and the entire fourth sentence are both deleted.

In addition, the last sentence of the section entitled “Account Registration” on page 55 is revised as follows:

This fee will be waived for Arizona residents and for accounts enrolled with Automatic Investment Service (AIS).

Supplement	Prospectus	1